EXHIBIT 32.2

                                  CERTIFICATION

      I, Anna M. Morrison, Chief Accounting Officer of American Vantage Companies (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (c) the Annual Report on Form 10-KSB/A of the Company for the fiscal year ended July 31, 2003, to which this certification is an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (d) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 3, 2005                     /s/ Anna M. Morrison
                                        ----------------------------------------
                                        Anna M. Morrison,
                                        Chief Accounting Officer
                                        (Principal Financial Officer)